                                                                      EXHIBIT 12

                 R.R. DONNELLEY & SONS COMPANY AND SUBSIDIARIES

                          STATEMENT OF COMPUTATION OF
                       RATIO OF EARNINGS TO FIXED CHARGES
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                            TWELVE MONTHS ENDED
                                                             DECEMBER 31, 1994
                                                            -------------------
Earnings
  Earnings before income taxes.............................      $395,004
  Interest expense.........................................        53,493
  One-third of the company's operating leases (see note
   below)..................................................        20,267
  Amortization of capitalized interest.....................         6,129
                                                                 --------
  Earnings available for fixed charges.....................      $474,893
                                                                 ========
Fixed Charges
  Interest expense.........................................      $ 53,493
  Capitalized interest.....................................        10,233
                                                                 --------
  Interest incurred........................................        63,726
  One-third of the company's operating leases (see note
   below)..................................................        20,267
                                                                 --------
  Fixed charges............................................      $ 83,993
                                                                 ========
Ratio of Earnings to Fixed Charges.........................           5.7
                                                                 ========

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Note: Management estimates one-third of current year's operating lease payments to be the interest factor of such rentals.